UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) – February 7, 2005

The First of Long Island Corporation
(Exact Name of Registrant as Specified in Charter)

New York (State or Other Jurisdiction of Incorporation)	0-12220 (Commission File Number)	11-2672906 (IRS Employer Identification No.)

10 Glen Head Road, Glen Head, New York (Address of Principal Executive Offices)		11545 (Zip Code)

Registrant’s telephone number, including area code - (516) 671-4900

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        |_|   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        |_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        |_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

        |_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

        On February 7, 2005, The First of Long Island Corporation issued a press release disclosing material non-public information regarding the Corporation’s financial condition as of December 31, 2004 and results of operations for the year and quarterly period then ended. The press release is furnished as Exhibit 99.1 to this Form 8-K filing. On the same day, the Corporation also mailed a newsletter to its stockholders disclosing similar nonpublic information regarding the Corporation’s financial condition as of December 31, 2004 and results of operations for the year then ended. The newsletter to shareholders is furnished as Exhibit 99.2 to this Form 8-K filing.

Item 9.01. Financial Statements and Exhibits

Exhibit 99.1	Press release dated February 7, 2005 regarding the year and quarterly period ended December 31, 2004.

Exhibit 99.2	Newsletter to stockholders regarding the year ended December 31, 2004.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 7, 2005	The First of Long Island Corporation ————————————————— (Registrant) By: /s/ Mark D. Curtis ——————————————— Mark D. Curtis Senior Vice President & Treasurer (principal accounting & financial officer)